UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2014

HORIZON MINERALS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-176798	41-2281448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 West Sahara Avenue Suite 105 - 197 Las Vegas, Nevada		89117
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (587) 984-2321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements".  These statements, identified by words such as “plan,” "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 5 and elsewhere in this Current Report on Form 8-K.  We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our current reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Horizon,” and the “Company” means Horizon Minerals Corp. unless otherwise indicated.  All dollar amounts in this Current Report on Form 8-K are expressed in U.S. dollars, unless otherwise indicated.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

On April 11, 2014, Yan Ming Lui, our former executive officer and former director, entered into a share purchase agreement, (the “Share Purchase Agreement”) with Robert Fedun, our sole executive officer and director. Pursuant to the terms of the Share Purchase Agreement, Mr. Yan Ming Lui sold 36,000,000 shares of our common stock to Mr. Fedun in consideration of the payment of $3,600.

As a result of the closing of the Share Purchase Agreement, Mr. Fedun now owns approximately 54.54% of our common stock and Mr. Yan Ming Lui no longer owns any shares of our common stock.  As a result, there has been a change in control of the Company.

In accordance with Item 5.01(a)(8) of Form 8-K, as a shell company (as defined in Rule 12b-2 promulgated under the Exchange Act), we are providing the information that would be required if we were filing a registration statement on Form 10 under the Exchange Act.

FORM 10 INFORMATION

The following information required on Form 10 has been previously reported by us and may be found in the following filings:

Form 10 Item	Description	Company Filing
Item 1	Business	Form 10-K filed on March 31, 2014
Item 1A	Risk Factors	Form 10-K filed on March 31, 2014
Item 2	Financial Information	Form 10-K filed on March 31, 2014
Item 3	Properties	Form 10-K filed on March 31, 2014
Item 8	Legal Proceedings	Form 10-K filed on March 31, 2014
Item 9	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	Form 10-K filed on March 31, 2014
Item 10	Recent Sales of Unregistered Securities	Form S-1/A filed on April 19, 2012 Form 10-K filed on April 15, 2013 Form 10-K filed on March 31, 2014
Item 11	Description of Registrant’s Securities to be Registered	Form S-1/A filed on April 19, 2012
Item 12	Indemnification of Directors and Officers	Form S-1/A filed on April 19, 2012
Item 13	Financial Statements and Supplementary Data	Form 10-K filed on March 31, 2014
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Form 10-K filed on March 31, 2014
Item 15	Financial Statements and Exhibits	Form S-1/A filed on April 19, 2012 Form 10-K filed on March 31, 2014

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of April 16, 2014 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	ROBERT FEDUN Chief Executive Officer, Chief Financials Officer, President, Secretary and Director	36,000,000 (direct)	54.54%
Common Stock	All Officers and Directors as a Group (1 person)	36,000,000	54.54%
5% STOCKHOLDERS
Common Stock	ROBERT FEDUN 9101 West Sahara Avenue, Suite 105 - 197, Las Vegas, Nevada 89117	36,000,000 (direct)	54.54%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on April 16, 2014.  As of April 16, 2014, there were 66,000,000 shares of our common stock issued and outstanding.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and positions of our sole executive officer and director as of April 17, 2014:

Name	Age	Position
Robert Fedun	70	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Set forth below is a brief description of the background and business experience of our sole executive officer and director:

Robert Fedun Mr. Fedun has been our President, Secretary and Director since September 2013 and our Chief Executive Officer, Chief Financial Officer and Treasurer since March 2014. Mr. Fedun has been actively involved in the oil and gas industry for the past forty years. From 1994 to 2012, Mr. Fedun served as Chief Executive Officer and President of Dynamic Resources Corp., a company engaged in oil and gas exploration primarily in North Louisiana and Texas. From 1988 to 1994, Mr. Fedun served as Chief Executive Officer and President of International Focus, a company engaged in oil and gas exploration and gas compressing leasing. From 1982 through 1988 Mr. Fedun was the Vice President of Sales, Engineering and Manufacturing for PAMCO (Power Application and Manufacturing Company). Mr. Fedun was responsible for quality control of gas compressor packages, preparing budgets on future sales, expanding domestic and international sales of gas compressors.

Family Relationships

None.

Involvement in Certain Material Legal Proceedings During the Last Five Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No bankruptcy petitions have been filed by or against any business or property of any of our directors, officers, significant employees or consultants nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director, officer or significant employee has been convicted of violating a federal or state securities, or commodities law.

Term of Office

Each of our directors serves for a term of one year or until the successor is elected at our annual stockholders' meeting and is qualified, subject to removal by our stockholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

Significant Employees

We have no significant employees.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Robert Fedun	2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
President	2012	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Yan Ming Lui	2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President	2012	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Claudio Ferrer	2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President	2012	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

We did not pay any compensation to Robert Fedun, our sole executive officer and director, during the fiscal years ended December 31, 2013 and 2012

We did not pay any compensation to our former officers and directors, Yan Ming Lui and Cladio Ferrer, during the fiscal years ended December 31, 2013 and 2012.

Outstanding Equity Awards at Fiscal Year-End

As at December 31, 2013, we did not have any outstanding equity awards.

Employment Contracts

Since our incorporation, we have not paid any compensation to our officers, director and employees.  We do not have employment agreements.  Any future compensation to be paid will be determined by our Board of Directors, and an employment agreement will be executed.  We do not currently have plans to pay any compensation until such time as we are cash flow positive.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following persons has, in the last three years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

(a)  any director or officer;

(b)  any proposed nominee for election as a director;

(c)

any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock;

(d)  any promoters; or

(e)

any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

On May 30, 2011, we subscribed 18,000,000 shares of our common stock to Mr. Yitzchak Eliezer Socolovsky, our former President and Director, for a payment of $150 in cash. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale were made only to a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act of 1933.

On May 30, 2011, we subscribed 18,000,000 shares of our common stock to Mr. Akiva Shonfeld, our former Secretary and Director and Principal Financial Officer, for a payment of $150 in cash. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale were made only to a non-U.S. citizen, and transfer was restricted by us in accordance ith the requirements of the Securities Act of 1933.

On October 19, 2012, Mr. Claudio Ferrer acquired an aggregate of 36,000,000 shares of our common stock; of which 18,000,000 shares were purchased from Yitzchak Socolovsky and 18,000,000 shares were purchased from Akiva Shonfeld.  Both purchases were made in private transactions not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended.

On March 25, 2013, Mr. Yan Ming Lui acquired an aggregate of 36,000,000 shares of our common stock from Mr. Claudio Ferrer.  The purchase was made in a private transaction not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended.

On April 11, 2014, Robert Fedun acquired an aggregate of 36,000,000 shares of our common stock from Mr. Yan Ming Lui.  The purchase was made in a private transaction not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended

DIRECTOR INDEPENDENCE

Our common stock is quoted on the OTC Bulletin Board interdealer quotation system, which does not have director independence requirements.  Under NASDAQ Rule 5605(a)(2), a director is not considered to be independent if he or she is also or has been an executive officer or employee of the corporation.  As such, our sole director, Robert Fedun, cannot be classified as independent director under this definition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON MINERALS CORP.

Date: April 17, 2014
By: /s/ Robert Fedun
ROBERT FEDUN
Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer